UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025 (December 2, 2025)

NOMADAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42924	99-3383359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5015 Highway 59 N

Marshall, Texas 75670

(Address of principal executive offices)

Registrant’s telephone number, including area code: (323) 672-4566

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	NOMA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 8. 2025, Nomadar Corp., a Delaware corporation (the “Company” or “Nomadar”) entered into an executive employment agreement (the “Executive Agreement”) with Joaquin Martin, the Company’s Head of Investor Relations, to serve as Chief Executive Officer of the Americas & Global Vice-Chairman of the Company. The appointment and the Executive Agreement were each unanimously approved by the Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board. Rafael Contreras remains Chief Executive Officer and Chairman of the Company.

The Executive Agreement provides for, among other things: (i) an annual base salary of not less than €70,000; (ii) annual variable compensation in the amount of €30,000, which shall be earned based on Mr. Martin’s performance against certain criteria, as set forth in the Executive Agreement; (iii) eligibility to participate in the Company’s equity incentive and compensation plans; (iv) entitlement to participate in all Company employee benefit plans programs and arrangements made available generally to the Company’s senior executives or to other full-time employees; (v) 20 days paid vacation per year; and (vi) customary reimbursement for certain business- or employment-related expenses. The Executive Agreement also provides that if Mr. Martin is terminated by the Company without Cause (as defined in the Executive Agreement) or if Mr. Martin terminates his employment for Good Reason (as defined in the Executive Agreement), Mr. Martin shall be entitled to (i) accrued but unpaid variable compensation prior to the termination date; (ii) accelerated vesting of any and all equity awards held by Mr. Martin; (iii) severance payment equal to 12 months of base salary (18 months if the termination is in connection with a Change of Control, as defined in the Executive Agreement); and (iv) COBRA reimbursement for six months.

The above description of the Executive Agreement is a summary only and is qualified in its entirety by the full text of the Executive Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 9, 2025, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing the appointment of Mr. Martin. The information set forth in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As previously disclosed, on November 17, 2025, the Company entered into a land lease agreement and purchase option (the “Lease Agreement”) with Sport City Cádiz S.L., a company incorporated under the laws of Spain (“Sportech”), pursuant to which Sportech, as the owner of a plot of land located at Puerto de Santa Maria, Spain, as further described in the Lease Agreement (the “Property”), has agreed to lease the Company the Property, for an initial term of three years from the date of the Lease Agreement, which may be extended for an additional two year period by mutual agreement between the Company and Sportech. Such Property is the land on which the Company intends to construct the space referred to by the Company as Sportech City (“Sportech City”), in Cádiz, Spain.

On December 2, 2025, the Territorial Delegation of Sustainability and Environment of Cádiz, part of the Regional Government of Andalusia (the “Junta de Andalucía”), approved for processing the request submitted by the City Council of El Puerto de Santa María, to initiate a Simplified Strategic Environmental Assessment related to the Property. The Company believes this represents an administrative milestone in the planning process related to Sportech City.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Executive Employment Agreement between Nomadar Corp. and Joaquin Martin dated December 8, 2025
99.1	Press Release dated December 9, 2025
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Lease Agreement, and the Company’s ability to purchase the Property; the ability of either Sportech or Nomadar to develop the Property; any further approvals, certificates, or authorizations needed to develop Sportech City; and the Company’s ability to obtain the requisite funding needed to develop Sportech City. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Registration Statement and other filings with the SEC, available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nomadar Corp.
Date: December 9, 2025
	By:	/s/ Rafael Contreras
	Name:	Rafael Contreras
	Title:	Chief Executive Officer